Exhibit 10.1
FORBEARANCE AGREEMENT AND THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
     FORBEARANCE AGREEMENT AND THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of April 28, 2009, by and among Wabash National Corporation, a Delaware corporation, Wabash National, L.P., a Delaware limited partnership, Wabash Wood Products, Inc. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation, FTSI Distribution Company, L.P., a Delaware limited partnership and Transcraft Corporation, a Delaware corporation (collectively, “Borrowers”), Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Cloud Oak Flooring Company, Inc., an Arkansas corporation, Wabash National Manufacturing, L.P. (f/k/a Wabash National Lease Receivables, L.P.), a Delaware limited partnership (collectively, “Guarantors”), the Lenders party hereto, and Bank of America, N.A., a Rhode Island corporation (“Agent”), as Agent for the Lenders.
R E C I T A L S:
     WHEREAS, Agent, Lenders and Borrowers have entered into certain financing arrangements pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of March 6, 2007, by and among Agent, the Lenders party thereto and Borrowers (as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (the “Loan Agreement”));
     WHERAS, as of the date hereof, Borrowers are in default under the Loan Agreement as more particularly described below;
     WHEREAS, the circumstances described herein constitute multiple Events of Default under the Loan Agreement and the Loan Documents;
     WHEREAS, Borrowers have requested that Agent and Lenders forbear from exercising their rights as a result of such Events of Default, which are continuing, and that Lenders provide further Loan advances and other financial accommodations to Borrowers notwithstanding such Events of Default; and
     WHEREAS, Agent and Lenders are willing to agree to forbear from exercising certain of its rights and remedies and provide certain further loans and other financial accommodations to Borrowers solely for the period and on the terms and conditions specified herein.
     THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS
          1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Loan Agreement unless otherwise defined herein.
          1.2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below:
          “Anticipated Defaults” shall mean the Events of Default more particularly identified in Section 2 of Exhibit A hereto.
          “Existing Defaults” shall mean the Events of Default more particularly identified in Section 1 of Exhibit A hereto.
          “Forbearance Period” shall have the meaning set forth in Section 3.2(a) hereof.
SECTION 2. ACKNOWLEDGMENTS
          2.1. Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on April 27, 2009, Borrowers are, jointly and severally, indebted to Agent and Lenders in respect of the Revolving Credit Loan in the principal amount of $61,357,817.48. All Loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrowers to Agent and Lenders, are unconditionally owing by Borrowers to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.
          2.2. Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of itself and Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in all of the real and personal property of each Borrower and each Guarantor heretofore granted to Agent pursuant to the Loan Agreement and the Loan Documents or otherwise granted to or held by Agent, subject only to Permitted Liens.
          2.3. Binding Effect of Documents. Each Borrower and each Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Loan Agreement and the Loan Documents to which it is a party has been duly executed and delivered to Agent by such Borrower and such Guarantor, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto, (b) the agreements and obligations of such Borrower or Guarantor contained in such documents and in this Agreement constitute the legal, valid and binding obligations and liabilities of such Borrower or Guarantor, enforceable against it in accordance with their respective terms, and such Borrower or Guarantor has no valid defense to the enforcement of such obligations and liabilities, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for under the Loan Agreement and the Loan Documents and applicable law.

          2.4. Payment by Lenders. Agent and Lenders hereby acknowledge that solely during the Forbearance Period (defined below) and subject to the terms of this Agreement, Lenders shall continue to fund Revolving Credit Loans, pursuant to the terms of the Loan Agreement, including without limitation the settlement of any Swingline Loan.
SECTION 3. FORBEARANCE IN RESPECT OF EXISTING DEFAULTS
          3.1. Acknowledgment of Default. Each Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Agent and Lenders to exercise their respective rights and remedies under the Loan Agreement and the Loan Documents, applicable law or otherwise. Each Borrower represents and warrants that as of the date hereof, no other Events of Default exist other than the Existing Defaults. Each Borrower hereby acknowledges and agrees that Agent and Lenders have the exercisable right to declare the obligations of Borrowers and Guarantors under the Loan Documents to be immediately due and payable under the terms of the Loan Agreement and the Loan Documents.
          3.2. Forbearance.
          (a) In reliance upon the representations, warranties and covenants of Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Agent, on behalf of itself and Lenders, agrees to forbear from exercising its rights and remedies under the Loan Agreement and the Loan Documents or applicable law in respect of or arising out of the Existing Defaults and the Anticipated Defaults, for the period (the “Forbearance Period”) commencing on the date hereof and ending on the date which is the earlier of: (i) May 29, 2009 or (ii) the occurrence or existence of any Event of Default, other than the Existing Defaults and the Anticipated Defaults.
          (b) Upon the termination of the Forbearance Period, the agreement of Agent and Lenders to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Agent and Lenders to exercise immediately all rights and remedies under the Loan Agreement and the Loan Documents and applicable law, including, but not limited to, (i) ceasing to make any further Loans and (ii) accelerating all of the Obligations; in each case without any further notice to Borrowers, passage of time or forbearance of any kind.
          3.3. No Other Waivers; Reservation of Rights.
          (a) Agent and Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults, the Anticipated Defaults, or otherwise), and Agent and Lenders have not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults and the Anticipated Defaults to the extent expressly set forth herein) occurring at any time.

          (b) Subject to Section 3.2 above (solely with respect to the Existing Defaults and the Anticipated Defaults), Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the Loan Documents as a result of any other Events of Default occurring at any time. Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.
          3.4. Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Borrower, or any failure of any Borrower or any Guarantor to comply with the covenants, conditions and agreements contained in this Agreement, the Loan Agreement and the Loan Documents or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower or any Guarantor with, to or in favor of Agent and/or Lenders shall constitute an Event of Default under this Agreement, the Loan Agreement and the Loan Documents. In the event any Person, other than Agent and Lenders, shall at any time exercise for any reason (including, without limitation, by reason of any Existing Defaults, any other present or future Event of Default, or otherwise) any of its rights or remedies against any Borrower or any Guarantor or any other obligor providing credit support for such Borrower’s or such Guarantor’s obligations to such other Person, or against such Borrower’s or such Guarantor’s or such other obligor’s properties or assets, such event shall constitute an Event of Default hereunder and an Event of Default under the Loan Agreement.
SECTION 4. AMENDMENTS TO LOAN AGREEMENT
          4.1. The following new defined term is hereby added to Appendix A of the Loan Agreement in its respective alphabetical order therein:
          “Amendment No. 3 Date” – April 28, 2009.
          4.2. The definition of “Applicable Margin” in Appendix A of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “Applicable Margin” – from the Amendment No. 3 Date, the percentages set forth below with respect to the Base Rate Portion, the LIBOR Portion and the Unused Line Fee.

Base Rate Portion	2.25%
LIBOR Portion	3.75%
Unused Line Fee	0.25%
          4.3. The definition of “Borrowing Base” in Appendix A of the Loan Agreement is hereby amended by amending and restating clause (ii) of such definition in its entirety as follows:
(ii)	an amount equal to the sum of
(a)	90% of the net amount of Eligible Accounts outstanding at such date; plus

(b)	the least of (i) 85% of the net orderly liquidation percentage of Eligible Inventory at such date and (ii) the sum of (A) 85% of the net orderly liquidation value of Eligible Trailer Inventory at such date, plus (B) 75% of the value of Eligible Bill and Hold Inventory at such date, plus (C) 70% of the value of Eligible Inventory consisting of raw materials or parts (including Bill and Hold Inventory not constituting Eligible Bill and Hold Inventory) at such date, plus (D) 50% of the value of Eligible Inventory consisting of work-in-process at such date; plus

(c)	(i) at all times prior to the Fixed Asset Election Date, the Fixed Asset Sublimit or (ii) at all times on and after the Fixed Asset Election Date, the least of (A) the Maximum Fixed Asset Amount or (B) the sum of (x) 85% of the net orderly liquidation value of Eligible Equipment at such date and (y) 65% of the fair market value of Eligible Real Property at such date; minus

(d)	$22,500,000.
          4.4. The definition of “Revolving Credit Maximum Amount” in Appendix A of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “Revolving Credit Maximum Amount” — $125,000,000, as such amount may be increased or reduced from time to time pursuant to the terms of the Agreement.”
          4.5. Section 8.1.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     8.1.4. Borrowing Base Certificates. On or before 11:00 a.m. (Chicago, IL time) on the second Business Day of each calendar week from and after the Amendment No. 3 Date, Borrowers shall deliver to Agent, in form reasonably acceptable to Agent, a Borrowing Base Certificate as of the last day of the immediately preceding calendar week, with such supporting materials as Agent shall reasonably request.  On or before 11:00 a.m. (Chicago, IL time) on the second Business Day of each month from and after the Amendment No. 3 Date, Borrowers shall deliver to Agent a borrowing base report, in the form of the weekly Borrowing Base Certificates delivered pursuant to the immediately prior sentence, as of the last day of the immediately preceding month, with such supporting materials as Agent shall reasonably request.  On or before the 20th day of each month from and after the Amendment No. 3 Date, Borrowers shall deliver to Agent, in form and reasonably acceptable to Agent, a borrowing base report as of the last day of the immediately preceding month with such supporting materials as Agent shall reasonably request, including eligibility calculations of

Accounts, Inventory, Real Property and Equipment, and a reconciliation to the monthly report delivered pursuant to the immediately prior sentence. If Agent in its sole discretion deems it advisable, Borrowers shall deliver to Agent in form reasonably acceptable to Agent, a Borrowing Base Certificate on each Business Day, as of the immediately preceding Business Day with such supporting materials as Agent shall reasonably request.  All Borrowing Base Certificates shall reflect all information for each Borrower on a Consolidated and consolidating basis.
SECTION 5. COVENANTS
          5.1. Consultant. As of the date hereof, Borrowers shall have hired a consultant, auditor, examiner or other similar agent, satisfactory to Agent, to evaluate the financial operations and conditions of the Borrowers and the potential restructuring of the business. Each Borrower acknowledges and agrees that all fees and expenses of any such consultant, auditor, examiner or other similar agent shall be payable by Borrowers.
          5.2. Account Control Agreements. Within five (5) Business Days of the date hereof, Borrowers shall deliver evidence to Agent that each Borrower is in compliance with Section 8.1.9 of the Loan Agreement.
          5.3. Collateral Questionnaire. Within 10 Business Days of the date hereof, Borrowers shall deliver to Agent, a completed collateral questionnaire with respect to Borrower and each Guarantor, in form and substance satisfactory to Agent.
          5.4. Default Interest. Agent and Lenders hereby agree that solely during the Forbearance Period and subject to the terms and conditions of this Agreement, Lenders shall not institute the default rate of interest set forth in Section 2.1.2 of the Loan Agreement.
SECTION 6. REPRESENTATIONS AND WARRANTIES
     Each Borrower hereby represents, warrants and covenants as follows:
          6.1. Representations in the Loan Agreement, Loan Documents. Each of the representations and warranties made by or on behalf of each Borrower and each Guarantor to Agent and Lenders in the Loan Agreement or any of the Loan Documents was true and correct when made, and is, except for the Existing Defaults, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by such Borrower or such Guarantor on the date hereof and in this Agreement, except for such representations and warranties limited by their terms to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date).
          6.2. Binding Effect of Documents. This Agreement has been duly authorized, executed and delivered to Agent and Lenders by each Borrower and the Consent and Reaffirmation has been duly authorized, executed and delivered to Agent and Lenders by each Guarantor and each is enforceable in accordance with its terms and is in full force and effect.

          6.3. No Conflict. The execution, delivery and performance of this Agreement by each Borrower will not violate any requirement of law or contractual obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.
SECTION 7. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT
          The effectiveness of the terms and provisions of Section 3.2 of this Agreement shall be subject to the receipt by Agent of each of the following, in form and substance satisfactory to Agent:
          7.1. an original of this Agreement, duly authorized, executed and delivered by Borrower;
          7.2. a copy of the Consent and Reaffirmation attached hereto as Exhibit B, duly authorized, executed and delivered by each signatory thereto;
          7.3. each agreement, document and instrument requested by Lender in connection with this Agreement; and
          7.4. all proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.
SECTION 8. MISCELLANEOUS
          8.1. Effect of Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the Loan Documents are intended or implied and in all other respects the Loan Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement, the Loan Agreement and the Loan Documents, the terms of this Agreement shall govern and control. The Loan Agreement and this Agreement shall be read and construed as one agreement.
          8.2. Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Agent, on demand by Agent at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution or delivery of this Agreement and any agreements contemplated hereby and reasonable expenses which shall at any time be incurred or sustained by Agent or any participant of Agent or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements contemplated hereby.

          8.3. Further Assurances. At Borrowers’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.
          8.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
          8.5. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and such other documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.
          8.6. Release.
          (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower and each Guarantor executing a Consent and Reaffirmation in the form attached hereto, on behalf of itself and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (such Borrowers, such Guarantors and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and such Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Borrower or any Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, or the Loan Documents or transactions hereunder or thereunder.
          (b) Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
          (c) Each Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

          8.7. Covenant Not to Sue. Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or any Guarantor pursuant to Section 8.6 above. If any Releasing Party violates the foregoing covenant, each Borrower and each Guarantor, for itself and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
          8.8. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.
          8.9. Reviewed by Attorneys. Each Borrower and each Guarantor represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Borrower and such Guarantor may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.
          8.10. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE LOAN AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT, THE LOAN AGREEMENT AND THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND AGENT AND/OR LENDERS PERTAINING TO THIS AGREEMENT OR THE LOAN AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT OR

ANY LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER THE SAME HAS BEEN POSTED.
          8.11. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.
          8.12. Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

BORROWERS:

WABASH NATIONAL CORPORATION

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC Cloud Merger Sub, Inc.)

By:	/s/ Lawrence M. Cuculic
Name:	Lawrence M. Cuculic
Title:	Secretary

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President Treasurer

TRANSCRAFT CORPORATION

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President Treasurer
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

GUARANTORS:

CONTINENTAL TRANSIT CORPORATION

By:	/s/ Lawrence M. Cuculic
Name:	Lawrence M. Cuculic
Title:	Secretary

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President Treasurer

WABASH FINANCING LLC

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Treasurer, Manager

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc., its Sole Member

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President Treasurer
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, L.P.)

By:	Wabash National Corporation, its General Partner

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

CLOUD OAK FLOORING COMPANY, INC.

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Treasurer
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

AGENT:

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Robert J. Lund
Name:	Robert J. Lund
Title:	Senior Vice President
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

LENDER:

PNC BANK, N.A.

By:	/s/ Eric L. Moore
Name:	Eric L. Moore
Title:	Vice President
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

LENDER:

FIFTH THIRD BANK

By:	/s/ Evan J. Chu
Name:	Evan J. Chu
Title:	Officer
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

LENDER:

WELLS FARGO FOOTHILL, LLC

By:	/s/ Krista Wade
Name:	Krista Wade
Title:	Assistant Vice President
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael P. Gutia
Name:	Michael P. Gutia
Title:	Vice President
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

LENDER:

NATIONAL CITY BUSINESS CREDIT, INC.

By: /s/ Todd W. Milenius
Name: Todd W. Milenius
Title: Vice President
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Rebecca L. Milligan
Name: Rebecca L. Milligan
Title: Duly Authorized Signatory
Signature Page to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

EXHIBIT A
to
FORBEARANCE AGREEMENT
SECTION 1
Existing Defaults
(a)	The Event of Default under Section 10.1.3 of the Loan Agreement as a result of Borrowers’ failure to deliver to Agent audited financial statements of Wabash and its Subsidiaries for fiscal year 2008, constituting a breach of Section 8.1.3(i) of the Loan Agreement;
(b)	The Event of Default under Section 10.1.3 of the Loan Agreement arising as a result of the legal name change, without prompt notification to Agent in writing, of Wabash Wood Products, Inc. (f/k/a WNC Cloud Merger Sub, Inc.), constituting a breach of Section 8.1.11(b) of the Loan Agreement;
(c)	The Event of Default under Section 10.1.3 of the Loan Agreement arising as a result of the legal name change, without prompt notification to Agent in writing, of Wabash National Manufacturing, L.P. (f/k/a Wabash National Lease Receivables, L.P.), constituting a breach of Section 8.1.11(b) of the Loan Agreement;
(d)	The Event of Default under Section 10.1.3 of the Loan Agreement as a result of Borrowers’ breach of the Fixed Charge Coverage Ratio covenant for failure to maintain Availability equal to or greater than $30,000,000, constituting a breach of Section 8.3 of the Loan Agreement; and
(e)	The Events of Default under Section 10.1.4 of the Loan Agreement as a result of Borrowers’ requests for Revolving Credit Loans during the existence of a Default or Event of Default, constituting a breach of Section 3.1.1 of the Loan Agreement.
SECTION 2
Anticipated Defaults
(a)	The Event of Default under Section 10.1.3 of the Loan Agreement as a result of Borrowers’ breach of the Fixed Charge Coverage Ratio covenant for failure to maintain Availability equal to or greater than $30,000,000, constituting a breach of Section 8.3 of the Loan Agreement; and
(b)	The Event of Default under Section 10.1.3 of the Loan Agreement as a result of Borrowers’ failure to timely deliver to Agent an unqualified auditor’s opinion in connection with the audited financial statements of Wabash and its Subsidiaries for fiscal year 2008, constituting a breach of Section 8.1.3(i) of the Loan Agreement.

EXHIBIT B
to
FORBEARANCE AGREEMENT
CONSENT AND REAFFIRMATION
          Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Cloud Oak Flooring Company, Inc., an Arkansas corporation, Wabash National Manufacturing, L.P. (f/ka/ Wabash National Lease Receivables, L.P.), a Delaware limited partnership (each, a “Guarantor” and collectively, the “Guarantors”), each hereby (i) acknowledges receipt of a copy of the foregoing Forbearance Agreement (the “Agreement”) among Guarantors, Wabash National Corporation, a Delaware corporation, Wabash National, L.P., a Delaware limited partnership, Wabash Wood Products, Inc. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation, FTSI Distribution Company, L.P., a Delaware limited partnership and Transcraft Corporation, a Delaware corporation (collectively, the “Borrowers”), the Lenders party thereto and Bank of America, N.A., a Rhode Island corporation (“Agent”); (ii) consents to Borrowers’ execution and delivery of the Agreement; (iii) reaffirms its obligations under the Loan Documents to which such Guarantor is a party; (iv) agrees to be bound by the Agreement, including Section 3.2, Section 8.6 and Section 8.7 of the Agreement; and (v) affirms that nothing contained in the Agreement, except as specifically stated therein, shall modify in any respect whatsoever any Loan Document to which it is a party.
          Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, such Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
          Each of the undersigned further agrees that after giving effect to the Agreement, each Guaranty and all such other Loan Documents shall remain in full force and effect.

     IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Agreement.

GUARANTORS:

CONTINENTAL TRANSIT CORPORATION

By: /s/ Lawrence M. Cuculic
Name: Lawrence M. Cuculic
Title: Secretary

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
its General Partner

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title: Vice President Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title: Vice President Treasurer

WABASH FINANCING LLC

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title: Treasurer, Manager

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
its Sole Member

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title: Vice President Treasurer
Signature Page to Consent and Reaffirmation to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement

WABASH NATIONAL MANUFACTURING, L.P. (f/k/a Wabash National Lease Receivables, L.P.)

By:	Wabash National Corporation,
its General Partner

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title: Senior Vice President and Chief Financial Officer

CLOUD OAK FLOORING COMPANY, INC.

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title: Treasurer
Signature Page to Consent and Reaffirmation to Forbearance Agreement And Third Amendment To Second Amended And Restated Loan And Security Agreement